Exhibit 99.1

NeoPhotonics Reports Record Fourth Quarter and

Fiscal Year 2016 Financial Results

•	Record Revenue of $109.8 million for the quarter and $411.4 million for the year
•	Revenue growth for High Speed products of 52% and 42% for the quarter and year, respectively
•	Completed sale of low speed transceiver product assets

SAN JOSE, Calif. — March 14, 2017 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications, today announced financial results for its fourth quarter and year ended December 31, 2016.

"2016 was a strong year for NeoPhotonics and we believe our capacity additions and new product introductions position us well to serve the 100G and beyond market as it continues to grow over the next several years,” said Tim Jenks, Chairman and CEO of NeoPhotonics.  “Despite near term volatility in our largest served market, we believe the macro trends of the industry favor our core capabilities of delivering the highest performance products for the most demanding applications,” concluded Mr. Jenks.

Fourth Quarter Summary

•	Revenue was $109.8 million, up $20.7 million, or 23%, from the fourth quarter of 2015, and up $6.5 million, or 6%, from the prior quarter
•	Low Speed Transceiver Product revenue was $12.8 million, down $12.4 million, or 49%, from the fourth quarter of 2015, and down $0.3 million, or 2%, from the prior quarter
•	Gross margin was 28.3%, approximately flat from 28.2% in the fourth quarter of 2015, and up from 26.6% in the prior quarter
•	Non-GAAP Gross margin was 29.9%, down from 32.4% in the fourth quarter of 2015, and up from 27.6% in the prior quarter
•	Net income was $2.0 million, up from net income of $0.4 million in the fourth quarter of 2015, and up from a net loss of $7.2 million in the prior quarter
•	Non-GAAP Net income was $6.3 million, down from $6.9 million in the fourth quarter of 2015, and up from $2.9 million in the prior quarter
•	Diluted net income per share was $0.04, up from earnings of $0.01 per share in the fourth quarter of 2015 and up from a loss of $0.17 per share in the prior quarter

•	Non-GAAP Diluted net income per share was $0.13, down from $0.16 per share in the fourth quarter of 2015, and up from $0.06 in the prior quarter
•	Adjusted EBITDA was $12.5 million, up from $11.8 million in the fourth quarter of 2015, and up from $8.3 million in the prior quarter

At December 31, 2016, cash and cash equivalents, short-term investments and restricted cash, together totaled $105.6 million, up from $102.9 million at September 30, 2016.  Restricted cash at December 31, 2016 was $4.1 million, $1.3 million higher than September 30, 2016.

Annual Summary

•	Revenue in 2016 was $411.4 million, an increase of $72.0 million, or 21.2% from 2015
•	Low Speed Transceiver Product revenue was $63.6 million, a decrease of $29.4 million, or 31.6% from 2015
•	GAAP Gross margin was 28.5%, down 0.7 percentage points from 2015
•	Non-GAAP Gross margin was 29.9%, or a 1.6 percentage point decrease from 2015
•	GAAP Net loss for the full year was $0.2 million, down from net income of $3.7 million in 2015
•	Non-GAAP Net income for the full year was $23.0 million, an improvement from $21.1 million in 2015
•	GAAP Diluted net loss per share was $0.00, compared to diluted net income per share of $0.09 in 2015
•	Non-GAAP Diluted net income per share was $0.50, compared to $0.53 in 2015
•	Adjusted EBITDA was $45.1 million, up from $43.2 million in 2015

Non-GAAP results exclude $0.6 and $4.5 million of amortization of acquisition-related intangibles, $2.6 and $17.1 million of stock-based compensation expense and $1.2 and $2.1 million of costs related to the sale of the assets of our low speed product lines and other acquisition related costs, for the fourth quarter and fiscal year, respectively.  A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

Outlook for the Quarter Ending March 31, 2017

	GAAP	Non-GAAP
Revenue	$67 to $73 million
Gross Margin	27% to 30%	28% to 31%
Operating Expenses	$31 to $33 million	$29 to $31 million
Earnings per share	$0.16 to $0.26 net loss	$0.20 to $0.30 net loss

The Non-GAAP outlook for the first quarter of 2017 excludes the impact of expected amortization of intangibles of approximately $0.4 million, the anticipated impact of stock-based compensation of approximately $1.8 million, of which $0.2 million is estimated for cost of goods sold, and approximately $0.3 million of costs related to the sale of the assets of our low speed product lines.  Our GAAP outlook reflects the recognition of an anticipated gain on the sale of our low speed transceiver product assets of approximately $4.0 million or $0.09 per share.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures.  A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.  These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.  As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons.  NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, March 14, 2017, at 4:30 P.M. Eastern Time (1:30 p.m. Pacific Time).  The call will be available, live, to interested parties by dialing 1-888-481-2877. For international callers, please dial +1 719-325-4937.  The Conference ID number is 3735426.  A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: www.neophotonics.com.

A replay of the webcast will be available in the Investor Relations section of the Company’s web site after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks.  The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks.  NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan, Russia and China.  For additional information visit www.neophotonics.com.

©2017 NeoPhotonics Corporation.  All rights reserved.  NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation.  All other marks are the property of their respective owners.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high speed products, the Company’s market position and industry trends.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially.  Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; ability of the Company to meet customer demand; market growth in China and other key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions or divestitures; challenges involving integration of acquired businesses and utilization of acquired technology or divestitures of assets and related product lines; the impact of the sale of the low speed transceiver product lines and the discontinuance or end of life of certain other products; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and its Form 10-Q for the nine months ended September 30, 2016.  All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation

Clyde R. Wallin, +1-408-678-1852

Chief Financial Officer

ray.wallin@neophotonics.com

Sapphire Investor Relations, LLC

Erica Mannion, +1-617-542-6180

Investor Relations

ir@neophotonics.com

NeoPhotonics Corporation

Condensed Consolidated Balance Sheets (Unaudited)

(In thousands)

	As of
	Dec. 31, 2016	Dec. 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$ 82,500	$ 76,088
Short-term investments	19,015	23,294
Restricted cash	4,085	2,660
Accounts receivable, net	80,610	83,161
Inventories, net	48,237	65,602
Assets held for sale	13,953	-
Prepaid expenses and other current assets	22,396	12,393
Total current assets	270,796	263,198
Property, plant and equipment, net	106,867	62,618
Purchased intangible assets, net	5,562	9,852
Goodwill	1,115	1,115
Other long-term assets	6,547	5,095
Total assets	$ 390,887	$ 341,878

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 84,766	$ 50,620
Notes payable and short-term borrowing	30,190	32,657
Current portion of long-term debt	747	760
Accrued and other current liabilities	30,625	27,950
Total current liabilities	146,328	111,987
Long-term debt, net of current portion	10,215	10,759
Other noncurrent liabilities	8,939	7,476
Total liabilities	165,482	130,222

Stockholders' equity:
Common stock	106	102
Additional paid-in capital	532,378	511,750
Accumulated other comprehensive loss	(8,401)	(1,723)
Accumulated deficit	(298,678)	(298,473)
Total stockholders' equity	225,405	211,656
Total liabilities and stockholders' equity	$ 390,887	$ 341,878

NeoPhotonics Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015

Revenue	$ 109,837	$ 103,312	$ 89,123	$ 411,423	$ 339,439
Cost of goods sold (1)	78,804	75,863	64,013	294,290	240,358
Gross profit	31,033	27,449	25,110	117,133	99,081
Gross margin	28.3%	26.6%	28.2%	28.5%	29.2%
Operating expenses:
Research and development (1)	15,170	17,474	11,831	57,376	44,533
Sales and marketing (1)	4,921	5,936	4,384	18,595	15,823
General and administrative (1)	7,662	9,822	8,636	34,409	31,635
Amortization of purchased intangible assets	234	462	447	1,609	1,791
Acquisition and asset sale related costs	1,202	148	467	2,125	934
Restructuring charges	-	-	-	-	44
Asset impairment charge	-	-	-	-	368
Total operating expenses	29,189	33,842	25,765	114,114	95,128
Income (loss) from operations	1,844	(6,393)	(655)	3,019	3,953
Interest income	76	95	37	303	121
Interest expense	(98)	(103)	(110)	(402)	(1,243)
Other income, net	1,300	18	1,533	472	3,941
Total interest and other income, net	1,278	10	1,460	373	2,819
Income (loss) before income taxes	3,122	(6,383)	805	3,392	6,772
Provision for income taxes	(1,126)	(804)	(406)	(3,597)	(3,104)
Net income (loss)	$ 1,996	$ (7,187)	$ 399	$ (205)	$ 3,668
Basic net income (loss) per share	$ 0.05	$ (0.17)	$ 0.01	$ (0.00)	$ 0.10
Diluted net income (loss) per share	$ 0.04	$ (0.17)	$ 0.01	$ (0.00)	$ 0.09
Weighted averages shares used to compute basic net income (loss) per share	42,421	42,038	40,739	41,798	37,421
Weighted averages shares used to compute diluted net income (loss) per share	45,767	42,038	42,668	41,798	38,686
(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$ 1,525	$ 297	$ 216	$ 3,130	$ 1,335
Research and development	252	2,981	692	4,760	2,049
Sales and marketing	501	2,352	619	4,105	1,794
General and administrative	353	3,146	818	5,081	2,585
Total stock-based compensation expense	$ 2,631	$ 8,776	$ 2,345	$ 17,076	$ 7,763

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015

NON-GAAP GROSS PROFIT:
GAAP gross profit	$ 31,033	$ 27,449	$ 25,110	$ 117,133	$ 99,081
Stock-based compensation expense	1,525	297	216	3,130	1,335
Amortization of purchased intangible assets	329	853	837	2,871	3,349
Depreciation of acquisition-related fixed asset step-up	(67)	(68)	(61)	(261)	13
Amortization of acquisition-related inventory step-up	-	-	(5)	-	182
End-of-life related inventory write-down	-	-	2,768	-	2,768
Restructuring charges	-	-	-	-	125
Non-GAAP gross profit	$ 32,820	$ 28,531	$ 28,865	$ 122,873	$ 106,853
Non-GAAP gross margin as a % of revenue	29.9%	27.6%	32.4%	29.9%	31.5%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$ 29,189	$ 33,842	$ 25,765	$ 114,114	$ 95,128
Stock-based compensation expense	(1,106)	(8,479)	(2,129)	(13,946)	(6,428)
Amortization of purchased intangible assets	(234)	(462)	(447)	(1,609)	(1,791)
Depreciation of acquisition-related fixed asset step-up	(79)	(79)	(101)	(334)	(620)
Acquisition and asset sale related costs	(1,202)	(148)	(467)	(2,125)	(934)
Restructuring charges	-	-	-	-	(44)
Asset Impairment charges	-	-	-	-	(368)
Litigation	-	-	-	-	(278)
Non-GAAP total operating expenses	$ 26,568	$ 24,674	$ 22,621	$ 96,100	$ 84,665
Non-GAAP total operating expenses as a % of revenue	24.2%	23.9%	25.4%	23.4%	24.9%

NON-GAAP OPERATING INCOME (LOSS):
GAAP income (loss) from operations	$ 1,844	$ (6,393)	$ (655)	$ 3,019	$ 3,953
Stock-based compensation expense	2,631	8,776	2,345	17,076	7,763
Amortization of purchased intangible assets	563	1,315	1,284	4,480	5,140
Depreciation of acquisition-related fixed asset step-up	12	11	40	73	633
Amortization of acquisition-related inventory step-up	-	-	(5)	-	182
Acquisition and asset sale related costs	1,202	148	467	2,125	934
End-of-life related inventory write-down	-	-	2,768	-	2,768
Restructuring charges	-	-	-	-	169
Asset Impairment charges	-	-	-	-	368
Litigation	-	-	-	-	278
Non-GAAP income from operations	$ 6,252	$ 3,857	$ 6,244	$ 26,773	$ 22,188
Non-GAAP operating margin as a % of revenue	5.7%	3.7%	7.0%	6.5%	6.5%

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2015
NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$ 1,996	$ (7,187)	$ 399	$ (205)	$ 3,668
Stock-based compensation expense	2,631	8,776	2,345	17,076	7,763
Amortization of purchased intangible assets	563	1,315	1,284	4,480	5,140
Depreciation of acquisition-related fixed asset step-up	12	11	40	73	633
Amortization of acquisition-related inventory step-up	-	-	(5)	-	182
Acquisition and asset sale related costs	1,202	148	467	2,125	934
End-of-life related inventory write-down	-	-	2,768	-	2,768
Restructuring charges	-	-	-	-	169
Asset Impairment charges	-	-	-	-	368
Litigation	-	-	-	-	278
Income tax effect of Non-GAAP adjustments	(114)	(140)	(375)	(513)	(840)
Non-GAAP net income	$ 6,290	$ 2,923	$ 6,923	$ 23,036	$ 21,063
Non-GAAP net income as a % of revenue	5.7%	2.8%	7.8%	5.6%	6.2%

ADJUSTED EBITDA:
GAAP net income (loss)	$ 1,996	$ (7,187)	$ 399	$ (205)	$ 3,668
Stock-based compensation expense	2,631	8,776	2,345	17,076	7,763
Amortization of purchased intangible assets	563	1,315	1,284	4,480	5,140
Depreciation of acquisition-related fixed asset step-up	12	11	40	73	633
Amortization of acquisition-related inventory step-up	-	-	(5)	-	182
Acquisition and asset sale related costs	1,202	148	467	2,125	934
End-of-life related inventory write-down	-	-	2,768	-	2,768
Restructuring charges	-	-	-	-	169
Asset Impairment charges	-	-	-	-	368
Litigation	-	-	-	-	278
Interest expense, net	22	8	73	99	1,122
Provision for income taxes	1,126	804	406	3,597	3,104
Depreciation expense	4,905	4,457	4,040	17,847	17,102
Adjusted EBITDA	$ 12,457	$ 8,332	$ 11,817	$ 45,092	$ 43,231
Adjusted EBITDA as a % of revenue	11.3%	8.1%	13.3%	11.0%	12.7%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$ 0.05	$ (0.17)	$ 0.01	$ (0.00)	$ 0.10
GAAP diluted net income (loss) per share	$ 0.04	$ (0.17)	$ 0.01	$ (0.00)	$ 0.09
Non-GAAP basic net income per share	$ 0.15	$ 0.07	$ 0.17	$ 0.55	$ 0.56
Non-GAAP diluted net income per share	$ 0.13	$ 0.06	$ 0.16	$ 0.50	$ 0.53

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	42,421	42,038	40,739	41,798	37,421
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	45,767	42,038	42,668	41,798	38,686
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME PER SHARE	47,126	46,745	44,289	46,133	39,445